                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 11, 1996
                                                ------------------------------

                                  Osmic, Inc.
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-15198                 38-2640630
- -------------------------       -----------------------    -------------------
 (State of Incorporation            (Commission              (I.R.S. Employer
     or organization)               File Number)            Identification No.)


        1788 Northwood Drive, Troy, MI                         48084
- -----------------------------------------------           ---------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (810) 362-1290
                                                  -----------------------------


- ------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Osmic, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K

Item 4. Changes in Registrant's Certifying Accountant

        The Board of Directors of the Registrant approved a change in its independent accountants from Coopers & Lybrand L.L.P. to Arthur Andersen & Co. SC, effective July 11, 1996.

        The reports of Coopers & Lybrand L.L.P. on the financial statements of the Registrant for the last two years did not contain an adverse opinion, a disclaimer of opinion, modification, or qualification of any kind. During the two most recent fiscal years preceding the change of accountants, the Registrant had no disagreements with Coopers & Lybrand L.L.P. that would have caused Coopers & Lybrand L.L.P. to disclose in its reports any such disagreements, in the absence of resolution thereof.

        In accordance with the rules of the Securities and Exchange Commission, Registrant has requested Coopers & Lybrand L.L.P. to furnish the Registrant with a letter addressed to the Securities and Exchange Commission which is filed as an exhibit hereto.

                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        OSMIC, INC.


                                        By:  /s/ Wes L. Hardenburg
                                             --------------------------------
                                                 Wes L. Hardenburg
                                                 Secretary, Treasurer and CFO


Dated: July 17, 1996

                                 EXHIBIT INDEX


Exhibit No.             Description                                     Page No.
- -----------             -----------                                     --------

  16                    Letter of Coopers & Lybrand L.L.P.                 4